UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 25, 1999




                            PRECISION AUTO CARE, INC.
             (Exact name of registrant as specified in its charter)



         VIRGINIA                       1-14510                 54-1847851
 (State or other jurisdiction      (Commission File)      (IRS Employer ID No.)
of incorporation or organization)

    748 MILLER DRIVE, S.E.
      LEESBURG, VIRGINIA                                           20175
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (703) 777-9095


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ITEM 5. Other Events.

               A copy of the Registrant's press release dated March 25, 1999 is attached hereto as Exhibit 99 and incorporated herein by reference. A copy of the Amended and Restated Loan and Security Agreement between the Registrant and its Senior Lender is included as Exhibit 4.


ITEM 7. Financial Statements and Exhibits.

      (c)    Exhibits

              4 Amended and Restated Loan and Security Agreement between Precision Auto Care, Inc. and certain of its subsidiaries wholly-owned or controlled by it and First Union National Bank.

             99  Press Release of Precision Auto Care, Inc., dated March 25,
                 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Leesburg, Virginia, on March 25, 1999.

                                      Precision Auto Care, Inc.


                                      By: /s/      CHARLES L. DUNLAP
                                          -------------------------------------
                                           Charles L. Dunlap
                                           President and Chief Executive Officer